One Financial Way Cincinnati, Ohio 45242 Post Office Box 237 Cincinnati, Ohio 45201-0237 513.794.6100 ohionational.com

Dear Valued Policyholder,

I want to share an exciting milestone for Ohio National that will further strengthen our financial position, enhance our market position, and enable us to become a stronger, more responsive and innovative financial services company for years to come.

Our Board of Directors has unanimously approved an agreement to enter into a strategic transaction that, if completed, will result in our acquisition by Constellation Insurance Holdings, Inc. Constellation was created to seek out high quality insurance company acquisitions. Ohio National is Constellation’s inaugural acquisition and it will serve as a platform to build upon Ohio National’s leadership position, strengths and infrastructure, and capitalize on growth opportunities in the financial services industry.

Constellation, an insurance holding company, is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier long-term institutional investors.

This decision involves the initiation of a sponsored demutualization process of Ohio National Mutual Holdings, Inc. This means that if the transaction is completed, which is contingent upon receipt of all required regulatory approvals as well as satisfaction of other closing conditions, Ohio National will convert from a mutual insurance holding company to a stock company owned by Constellation, whereby upon closing, cash payments or policy benefits will be made to eligible members in the aggregate amount of $500 million. This change requires approval of our members at a special meeting to be called for such purpose as well as regulatory review and approval. (Please see the enclosed “Frequently Asked Questions” for additional information.)

How does this impact my policy?

Importantly, all of our policies remain inforce and unchanged per the terms of your contract. Your Ohio National financial professional remains the same and will continue to service your needs.

As this transaction progresses, we will keep you informed with updates on our website and by corresponding with you.

This decision was made with you in mind.

This transaction will significantly strengthen Ohio National’s financial position and ability to fulfill our obligations while investing in our business.

We look forward to your support of this transaction, as it will strengthen our ability to fulfill our mission to help you achieve financial security and independence today – and for generations to come.

Thank you for continuing to choose Ohio National.

Best,

Barbara A. Turner, CRCP,

President and Chief Executive Officer

Products are issued by The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation.
Guarantees are based on the claims-paying ability of the issuer. Product, product features and rider availability vary by state. Disability income insurance is not available in CA. Issuer is not licensed to conduct business in NY. New York contracts issued by National Security Life and Annuity Company.

The Ohio National Life Insurance Company | Ohio National Life Assurance Corporation

One Financial Way | Cincinnati, Ohio 45242 | 513.794.6100 | ohionational.com
Post Office Box 237 | Cincinnati, Ohio 45201-0237

T-621000 3-21    © 2021 Ohio National Financial Services, Inc.